UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2005

Penwest Pharmaceuticals Co.

(Exact Name of Registrant as Specified in Charter)

Washington	000-23467	91-1513032
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11
Danbury, Connecticut	06810-5120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 736-9378

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On February 25, 2005, Penwest Pharmaceuticals Co. announced its financial results for the quarter and year ended December 31, 2004. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit attached hereto shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: February 25, 2005	By:	/s/ Jennifer L. Good
Jennifer L. Good
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Penwest Pharmaceuticals Co. on February 25, 2005.